MERRILL LYNCH
                                                                PHOENIX
                                                                FUND, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                April 30, 1999

MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER

There were some conflicting signals regarding the future direction of the US economy during the quarter ended April 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization for Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold. Outside of the United States, signs of growth are less apparent in other major industrial economies. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. In Japan, there are not yet clear signs that Japan's economy is improving, and the emerging economies remain tentative.

In the US capital markets, long-term interest rates stabilized somewhat by April quarter-end after rising thus far in 1999. Although the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. However, the major news in the US capital markets was again in the stock market. As the US stock market reached new highs, the advance broadened beyond relatively few large-capitalization technology stocks to the previously languishing cyclical sectors.

Portfolio Matters

The three-month period ended April 30, 1999 witnessed a broadening in the stock market's advance as economically sensitive and energy stocks led the market indexes higher. Renewed investor interest in cyclical issues was attributable to historically low valuations, continued strength in domestic economic activity and growing evidence that many emerging market economies have stabilized and are on the path to recovery.

Given this favorable global economic backdrop, Merrill Lynch Phoenix Fund, Inc. was able to outperform most of the major market indexes during the April quarter. For example, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.26%, +8.93%, +8.92% and +9.19% for the period, compared to a +4.67% total return for the unmanaged Standard & Poor's 500 Index. The Fund's outperformance reflected its bias towards small/mid capitalization issues whose prospects are more sensitive to economic activity. The Fund's quarterly performance was also attributable to a narrowing in valuation measures between small/mid and large capitalization issues from unprecedented wide levels. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

Given the recovery in cyclical stocks during the quarter, the Fund's best-performing holdings were within the economically sensitive and energy areas, including Champion International Corporation, Birmingham Steel Corporation, Burlington Resources Inc. and EEX Corporation. In addition to the portfolio's economically sensitive issues, several holdings with improving prospects also contributed to the strong April quarter performance. LTX Corporation, a semiconductor-test equipment manufacturer, benefited from several contract wins and improving cost structure. Columbia/HCA Healthcare Corporation's share price appreciation reflected improved operating prospects pending its split into three distinct publicly traded companies and prudent use of excess capital through its share buyback program. The Seagram Company Ltd., another of the Fund's top ten holdings, continued to build momentum through the consolidation of its music business, new Orlando Florida theme park, and the improving global prospects for its spirits business.

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1999

During the April quarter, we closed out positions in LSI Logic Corporation, Coca-Cola Amatil Limited and Diamond Offshore Drilling, Inc., since these stocks met our price objective. We also sold out of our position in NeoRx Corporation, which experienced several setbacks as its large pharmaceutical partners pulled support for several promising projects. We also swapped out of Union Pacific Corporation and Motorola, Inc. into shares of companies we believe should provide the Fund with higher appreciation potential.

Also during the quarter, we added several new positions, including: Champion International Corporation, Enron Oil & Gas Company, Republic Services, Inc., Sequent Computer Systems, Inc. and L.M. Ericsson Telephone Co.

Champion International Corp. is a leading paper producer, which is expected to benefit from the favorable global economic climate as well as efforts to reduce costs and rationalize non-core assets. We expect our position in Enron Oil & Gas Company to benefit from a recovery in energy prices. More favorable supply/ demand balance, resulting from the industry's reduced production and exploration and continuing economic strength, should drive this recovery. Republic Services, Inc. is among the top five largest solid waste companies with significant operations in the southern United States. We believe that the company will experience improved results from favorable demographic trends in its operating states, strategic acquisitions and improved waste internalization. Sequent Computer Systems, Inc. develops mid-to high-end servers for use in commercial applications. We expect the company to post improving operating results as it works through its product and operating system transition. Finally, we accumulated a position in L.M. Ericsson Telephone Co., a leading telecommunications equipment vendor. We expect the company's prospects to improve given its restructuring efforts to reduce costs, leadership position in wireless infrastructure equipment and new wireless handset cycle. We also believe the company should benefit from the improvement in emerging economies.

In Conclusion

Despite the recent recovery in the small and mid cap stocks, we continue to find attractive investment opportunities. We believe that the Fund remains well positioned to benefit from a recovery in smaller-capitalization stocks, which are more sensitive to economic cycles.

We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to providing you with an update in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Robert J. Martorelli

Robert J. Martorelli
Senior Vice President and Portfolio Manager

May 28, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Phoenix Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                        Ten Years/
                                          12 Month        3 Month     Since Inception
                                        Total Return   Total Return    Total Return
=====================================================================================
ML Phoenix Fund, Inc. Class A Shares*      + 0.66%        +9.26%         +256.18%
-------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class B Shares*      - 0.45         +8.93          +221.14
-------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class C Shares*      - 0.42         +8.92          + 78.98
-------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class D Shares*      + 0.39         +9.19          + 85.53
-------------------------------------------------------------------------------------
Standard & Poor's 500 Index**              +21.82         +4.67       +461.10/+214.47
=====================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 4/30/99 and Class C & Class D Shares, from 10/21/94 to 4/30/99.

** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for the ten years ended 4/30/99 and from 10/21/94 to 4/30/99, respectively.

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                          % Return Without        % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/99                              -10.11%               -14.83%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                        +11.19                +10.00
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                         +12.40                +11.80
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                              % Return               % Return
                                            Without CDSC            With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/99                              -11.00%               -14.01%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                        +10.07                +10.07
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                         +11.25                +11.25
================================================================================
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return               % Return
                                            Without CDSC            With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/99                              -11.05%               -11.80%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/99                                 +10.82                +10.82
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without        % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/99                              -10.30%               -15.01%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/99                                 +11.71                +10.37
================================================================================
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

PORTFOLIO INFORMATION

As of April 30, 1999

                                                      Percent of
Ten Largest Holdings                                  Net Assets
Safety-Kleen Corp. .................................      5.7%
Anacomp, Inc. ......................................      4.9
The Seagram Company Ltd. ...........................      4.5
Integrated Device Technology, Inc. .................      4.2
Novell, Inc. .......................................      3.9
LTX Corporation ....................................      3.9
Columbia/HCA Healthcare Corporation ................      3.9
The Topps Company, Inc. ............................      3.7
Inprise Corporation ................................      3.2
Raychem Corporation ................................      3.1

                                                      Percent of
Five Largest Industries                               Net Assets
Semiconductors .....................................     11.0%
Computer Software ..................................     10.1
Environmental ......................................      6.7
Leisure & Entertainment ............................      6.5
Energy Related .....................................      5.8

                                                      Percent of
Asset Mix                                             Net Assets
Stocks .............................................     84.1%
Bonds ..............................................      6.8
Cash & Cash Equivalents ............................      9.1

Stock Portfolio Changes for the Quarter
Ended April 30, 1999

Additions

Champion International Corporation
Enron Oil & Gas Company
L.M. Ericsson Telephone Co. (ADR)
Republic Services, Inc. (Class A)
SCI Systems, Inc.
Sequent Computer Systems, Inc.
Tekelec, Inc.

Deletions

Aetna Inc.
Coca-Cola Amatil Limited
Diamond Offshore Drilling, Inc.
LSI Logic Corporation
Motorola, Inc.
NeoRx Corporation
Placer Dome Inc.
Union Pacific Corporation

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1999

SCHEDULE OF INVESTMENTS

                             Shares Held/                                                                                 Percent of
Industry                     Face Amount                  Investments                             Cost           Value    Net Assets
====================================================================================================================================
Discount to Assets

Leisure & Entertainment         400,000   The Seagram Company Ltd.                            $ 13,569,282   $ 22,950,000       4.5%
====================================================================================================================================
Paper & Forest Products         201,000   Champion International Corporation                     7,425,897     10,992,187       2.2
====================================================================================================================================
Printing & Publishing         1,083,900   Scitex Corporation Ltd. (Ordinary)                     9,614,243     10,432,537       2.0
====================================================================================================================================
                                          Total Discount to Assets                              30,609,422     44,374,724       8.7
====================================================================================================================================

Earnings Turnaround

Computer Software             1,000,000   Mentor Graphics Corporation                            9,978,030     12,125,000       2.4
====================================================================================================================================
Computers & Peripherals         500,000   Sequent Computer Systems, Inc.                         4,395,652      5,468,750       1.1
====================================================================================================================================
Consumer Products             2,692,800   The Topps Company, Inc.                               14,919,935     18,681,300       3.7
====================================================================================================================================
Contract Manufacturers          100,000   SCI Systems, Inc.                                      3,382,570      3,806,250       0.7
====================================================================================================================================
Diversified                     600,000   Raychem Corporation                                   15,764,928     15,862,500       3.1
====================================================================================================================================
Energy Related                  200,000   Burlington Resources Inc.                              7,213,863      9,212,500       1.8
                              1,500,000   EEX Corporation                                       21,186,159      9,750,000       1.9
                                450,000   Enron Oil & Gas Company                                7,641,835      8,550,000       1.7
                              1,614,200   KCS Energy, Inc.                                      19,383,544      2,219,525       0.4
====================================================================================================================================
Industrial Services           1,567,600   Anacomp, Inc.                                         11,272,477     25,081,600       4.9
====================================================================================================================================
Leisure & Entertainment         900,000   CST Entertainment, Inc.                                  675,000          4,500       0.0
====================================================================================================================================
Packaging                       446,700   Crown Cork & Seal Company, Inc.                       13,868,315     14,517,750       2.8
====================================================================================================================================
Retail                          700,000   Borders Group, Inc.                                   12,375,113     10,106,250       2.0
====================================================================================================================================
Semiconductors                2,950,000   Integrated Device Technology, Inc.                    23,112,052     21,571,875       4.2
                              3,120,000   LTX Corporation                                       16,462,854     19,890,000       3.9
                              1,200,000   National Semiconductor Corporation                    11,311,608     15,000,000       2.9
====================================================================================================================================
Steel                         1,000,000   Birmingham Steel Corporation                          13,773,691      6,125,000       1.2
====================================================================================================================================
Telecommunications              250,000   L.M. Ericsson Telephone Co. (ADR)(a)                   6,413,130      6,734,375       1.3
====================================================================================================================================
Telecommunications              500,000   Tekelec, Inc.                                          3,823,869      4,515,625       0.9
Equipment
====================================================================================================================================
                                          Total Earnings Turnaround                            216,954,625    209,222,800      40.9
====================================================================================================================================

Financial Restructuring

Consumer Products               611,100   United States Leather, Inc.                            5,679,677        763,875       0.2
====================================================================================================================================
Energy Related                1,981,437   Gulfport Energy Corporation--
                                             Litigation Trust Certificates                         370,839             20       0.0
====================================================================================================================================
Financial Services              300,000   Altiva Financial Corporation (d)(e)                    4,500,000      1,350,000       0.3
====================================================================================================================================
Health Care                   1,151,324   Raintree Healthcare Corp. (c)                         10,194,578      3,166,141       0.6
====================================================================================================================================
Home Builders                 2,113,439   New Millennium Homes, LLC                             10,246,251      4,226,878       0.8
                            $15,250,000   New Millennium Homes, LLC, Senior Notes,
                                             13% due 9/03/2004                                  13,215,135     12,047,500       2.4
====================================================================================================================================

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1999

                             Shares Held/                                                                                 Percent of
Industry                     Face Amount                  Investments                             Cost           Value    Net Assets
====================================================================================================================================
Financial Restructuring (concluded)

Recreation                  $ 7,960,000   E & S Holdings Corp., Senior Subordinated
                                             Notes, 10.375% due 10/01/2006                    $  3,745,650   $  3,661,600       0.7%
====================================================================================================================================
Supermarkets                  1,400,000   Grand Union Company                                   13,957,401     14,000,000       2.7
====================================================================================================================================
Telecommunications              148,909   CAI Wireless Systems, Inc.                                 6,122      4,188,066       0.8
====================================================================================================================================
                                          Total Financial Restructuring                         61,915,653     43,404,080       8.5
====================================================================================================================================

High Yield

Consumer Products           $ 1,000,000   Sparkling Spring Water Group Ltd., Senior
                                             Subordinated Notes, 11.50% due 11/15/2007             790,000        790,000       0.2
                            $ 2,000,000   Spinnaker Industries Inc., Senior Notes,
                                             10.75% due 10/15/2006                               1,410,000      1,880,000       0.4
                            $42,475,000   Sunbeam Corporation, Senior Subordinated
                                             Debentures, 8.062% due 3/25/2018 (b)                9,709,433      4,778,438       0.9
====================================================================================================================================
Health Care                 $ 5,500,000   Graham-Field Products, Inc., Senior Subordinated
                                             Notes, 9.75% due 8/15/2007                          3,776,875      3,348,125       0.7
====================================================================================================================================
Printing & Publishing       $ 6,255,400   San Jacinto Holdings, Inc., Senior Subordinated
                                             Notes, 12% due 12/31/2002                           4,048,512      2,189,390       0.4
====================================================================================================================================
Transportation              $18,460,000   AmeriTruck Distribution Corp., Senior Subordinated
                                             Notes, 12.25% due 11/15/2005                        9,197,600      1,153,750       0.2
                            $10,019,000   Trism Inc., Senior Subordinated Notes, 10.75%
                                             due 12/15/2000                                      8,327,965      4,859,215       0.9
====================================================================================================================================
                                          Total High Yield                                      37,260,385     18,998,918       3.7
====================================================================================================================================

Operational Restructuring

Apparel                         603,000   Fruit of the Loom, Ltd. (Class A)                      8,818,591      6,444,563       1.3
====================================================================================================================================
Computer Software             4,100,000   Inprise Corporation                                   38,867,849     16,528,125       3.2
                                900,000   Novell, Inc.                                           6,342,665     19,968,750       3.9
                              1,019,200   Walker Interactive Systems, Inc.                       5,010,371      3,216,850       0.6
====================================================================================================================================
Electrical Equipment            200,000   Corning Incorporated                                   5,652,000     11,450,000       2.2
====================================================================================================================================
Environmental                   250,000   Republic Services, Inc. (Class A)                      4,218,750      5,140,625       1.0
                              1,853,700   Safety-Kleen Corp.                                    25,180,956     29,427,487       5.7
====================================================================================================================================
Health Care                     800,000   Columbia/HCA Healthcare Corporation                   17,760,818     19,750,000       3.9
====================================================================================================================================
Leisure & Entertainment         800,000   Loews Cineplex Entertainment Corporation               8,129,765     10,100,000       2.0
====================================================================================================================================
Pharmaceuticals               1,200,000   IVAX Corporation                                       9,896,936     15,750,000       3.1
====================================================================================================================================
Steel                         1,348,500   WHX Corporation                                       11,679,428     11,377,969       2.2
====================================================================================================================================
                                          Total Operational Restructuring                      141,558,129    149,154,369      29.1
====================================================================================================================================
                                          Total Investments                                    488,298,214    465,154,891      90.9
====================================================================================================================================

Merrill Lynch Phoenix Fund, Inc.                                  April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                          Percent of
                             Face Amount               Short-Term Securities                      Cost           Value    Net Assets
====================================================================================================================================
Commercial Paper*           $12,100,000   CSW Credit Inc., 4.79% due 5/17/1999                $ 12,074,240   $ 12,074,240       2.3%
                             20,330,000   Ford Motor Credit Company, 4.95% due 5/03/1999        20,324,409     20,324,409       4.0
                              5,000,000   Metropolitan Life Insurance Company,
                                             4.77% due 5/27/1999                                 4,982,775      4,982,775       1.0
                              5,000,000   Xerox Capital (Europe) PLC, 4.78% due 5/10/1999        4,994,025      4,994,025       1.0
====================================================================================================================================
US Government Agency          8,000,000   Federal Home Loan Mortgage Corporation,
Obligations*                                 4.68% due 5/17/1999                                 7,983,360      7,983,360       1.5
====================================================================================================================================
                                          Total Short-Term Securities                           50,358,809     50,358,809       9.8
====================================================================================================================================
Total Investments                                                                             $538,657,023    515,513,700     100.7
                                                                                              ============
Liabilities in Excess of Other Assets                                                                          (3,724,492)     (0.7)
                                                                                                             ------------     -----
Net Assets                                                                                                   $511,789,208     100.0%
                                                                                                             ============     =====
====================================================================================================================================
Net Asset Value:      Class A--Based on net assets of $228,433,265 and 18,623,403 shares outstanding         $      12.27
                                                                                                             ============
                      Class B--Based on net assets of $197,771,896 and 16,891,109 shares outstanding         $      11.71
                                                                                                             ============
                      Class C--Based on net assets of $7,318,936 and 630,904 shares outstanding              $      11.60
                                                                                                             ============
                      Class D--Based on net assets of $78,265,111 and 6,394,491 shares outstanding           $      12.24
                                                                                                             ============
====================================================================================================================================

(a)   American Depositary Receipts (ADR).
(b) Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
(c) This issue was received in exchange for Unison Healthcare Corp., 12.25% due 11/01/2006 on April 30, 1999.
(d) Name changed from Mego Mortgage Corporation to Altiva Financial Corp. on March 22, 1999.
(e) The shares of Altiva Financial Corp. were subject to a one-for-ten reverse split on March 23, 1999.
* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Robert J. Martorelli, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian

The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543                                                               #10263--4/99

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